EATON VANCE GOVERNMENT OPPORTUNITIES FUND
EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND
(each, a “Fund”)
Supplement to Prospectus and each Fund’s Summary Prospectus dated March 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.Eaton Vance Government Opportunities Fund’s primary benchmark is now the Bloomberg US Universal Index.

2.Eaton Vance Short Duration Government Income Fund’s primary benchmark is now the Bloomberg US Universal Index.

References to other benchmark indexes in the Funds’ prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Boston Management and Research believes is representative of the Fund’s investment universe.

May 1, 2024	43612 5.1.24